UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021

CGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1111 South Roop Street, #100

Carson City, NV 89702

Tel: +63 28 4412 083

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

CGS INTERNATIONAL, INC.

Form 8-K

Current Report

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Virgilio Acuna as Member of the Board of Directors

On December 20, 2021, CGS International, Inc. (the “Company”) ratified and appointed Mr. Virgilio Acuna to serve as the Independent Chairman of the Company’s Board of Directors until the next annual meeting of the Corporation or until his respective successor is duly appointed. The Board has also determined that Mr. Acuna is an “independent director” as defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc.

Biography - Mr. Virgilio Acuna

Mr. Virgilio Acuna – Mr. Acuna most recent position prior to his retirement in 2019, was that of Department of Agrarian Reform - Regional Director, Admin Service Director, Director IV, Career Executive Officer where he served for some 21 years. During his tenure with the Department of Agrarian Reform, Mr. Acuna was the Head of several DAR regional offices and Head of Administrative Services handling Personnel, Procurement, General Services and Records. Prior to that Mr. Acuna served at Western Samar Agricultural Resources Development Program – Department of Agriculture. He was a Project Manager for a poverty alleviation Agri -Development Project funded by European Union in the Philippines. During his career, Mr. Acuna has, among other things, prepared feasibility studies for cooperative-based agricultural enterprises, facilitated start-up operations, actual management, production, and marketing towards profitability and eventual turn-over to cooperatives, reviewed and approved livelihood based agri-based enterprise proposals of cooperatives, prepared agri-industrial project proposals to be used as templates for joint venture undertakings for small and medium enterprises. He also devoted a substantial amount of his time to assisting Philippine NGOs seeking social development, grassroots undertakings for poverty alleviation through enterprise development. Mr. Acuna received his AB in Economics from the University of the Philippines in 1976.

Mr. Acuna has no family relationship with any director or executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no related party transactions as of the date hereof between Mr. Acuna and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CGS INTERNATIONAL, INC.

Dated: December 28, 2021	By:	/s/ Ramon Mabanta
Ramon Mabanta
	Its:	Chief Executive Officer

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